UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 9, 2018 (April 9, 2018)

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

Not Applicable
(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.
Change in Financial Statement Presentation
Beginning with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, WEX Inc. (the “Company”) is modifying the presentation of certain line items in its consolidated statements of income. Under the new presentation, the Company will segregate costs of services from other operating expenses and has reclassified its operating expenses into functional categories in order to provide additional detail into the underlying drivers of changes in operating expenses and align its presentation with industry practice. There are no changes to the presentation of revenues, non-operating expenses or other statement of income captions. Additionally, the revised presentation will not result in a change to previously reported revenues, operating income, income before income taxes or net income.
The 2017 results that will be included in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 will be recast to conform to the new presentation. In addition, in order to illustrate the effect of this upcoming change, management has included below unaudited quarterly consolidated statements of income for years 2017 and 2016, which have also been recast to conform to the new presentation.
Sources of Operating Expense
Effective with the change in financial statement presentation noted above, the Company now reports expenses in the categories noted below. No changes have been made to non-operating expenses.
Cost of Services

•
Processing costs - The Company’s processing costs consist of expenses related to processing transactions, servicing customers and merchants, cost of goods sold related to hardware and other product sales.

•
Service fees - The Company incurs costs from third-party networks utilized to deliver payment solutions. Additionally, other third-parties are utilized in performing services directly related to generating revenue.

•
Provision for credit losses - Changes in the reserve for credit loss are the result of changes in management’s estimate of the losses in the Company’s outstanding portfolio of receivables, including losses from fraud and waived finance fees.

•	Operating interest - The Company incurs interest expense on the operating debt obtained to provide liquidity for its short-term receivables.

•
Depreciation and amortization - The Company has identified those tangible and intangible assets directly associated with providing a service that generates revenue and records the depreciation and amortization associated with those assets under this category. Such assets include processing platforms and the related infrastructure, acquired developed technology intangible assets, and other similar asset types.

Other Operating Expenses

•
General and administrative - General and administrative includes compensation and related expenses for the executive, finance and accounting, other information technology, human resources, legal and other corporate functions. Also included are corporate facilities expenses, certain third-party professional service fees and other corporate expenses.

•	Sales and marketing - The Company’s sales and marketing expenses relate primarily to compensation, benefits, sales commissions and related expenses for sales, marketing and other related activities.

•
Depreciation and amortization - The depreciation and amortization associated with tangible and intangible assets that are not considered to be directly associated with providing a service that generates revenue are recorded as other operating expenses. Such assets include corporate facilities and information technology assets, and acquired intangible assets other than those included in cost of services.

Included below, the Company's historical consolidated statements of income for each of the quarters in the years ended December 31, 2017 and 2016 have been recast to conform to the changes in presentation described above.

WEX INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
(unaudited)

	Three Months Ended,				Year Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Revenues
Payment processing revenue	$136,378	$141,354	$145,702	$145,732	$569,166
Account servicing revenue	61,539	65,677	71,322	78,032	276,570
Finance fee revenue	43,372	42,085	50,879	51,246	187,582
Other revenue	50,068	54,768	56,099	56,295	217,230
Total revenues	291,357	303,884	324,002	331,305	1,250,548
Cost of services
Processing costs	64,067	68,279	68,214	76,275	276,835
Service fees	17,600	20,352	19,894	15,642	73,488
Provision for credit losses	12,231	16,082	19,614	13,221	61,148
Operating interest	4,848	4,464	7,382	7,788	24,482
Depreciation and amortization	17,384	18,376	18,879	19,467	74,106
Total cost of services	116,130	127,553	133,983	132,393	510,059
General and administrative	42,423	41,047	52,361	48,903	184,734
Sales and marketing	40,198	39,943	41,585	41,928	163,654
Depreciation and amortization	31,854	31,585	32,350	33,829	129,618
Impairment charges and asset write-offs	—	16,175	—	27,996	44,171
Gain on divestiture	—	—	—	(20,958)	(20,958)
Operating income	60,752	47,581	63,723	67,214	239,270
Financing interest expense	(27,148)	(28,547)	(25,754)	(25,618)	(107,067)
Net foreign currency gain (loss)	8,442	10,525	14,611	(3,659)	29,919
Net unrealized gains (losses) on interest rate swap agreements	1,565	(2,264)	(150)	2,163	1,314
Non-cash adjustments related to tax receivable agreement	—	—	—	15,259	15,259
Income before income taxes	43,611	27,295	52,430	55,359	178,695
Income taxes	14,535	10,655	18,570	(24,235)	19,525
Net income	29,076	16,640	33,860	79,594	159,170
Less: Net loss from non-controlling interest	(325)	(450)	(111)	(210)	(1,096)
Net income attributable to shareholders	$29,401	$17,090	$33,971	$79,804	$160,266

WEX INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
(unaudited)

	Three Months Ended,				Year Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Revenues
Payment processing revenue	$111,057	$126,080	$146,182	$137,300	$520,619
Account servicing revenue	44,522	47,433	58,815	60,242	211,012
Finance fee revenue	23,506	32,704	36,138	46,592	138,940
Other revenue	26,843	27,719	46,621	46,706	147,889
Total revenues	205,928	233,936	287,756	290,840	1,018,460
Cost of services
Processing costs	50,395	58,691	65,214	65,896	240,196
Service fees	20,042	21,608	21,773	15,944	79,367
Provision for credit losses	3,917	6,443	9,489	13,499	33,348
Operating interest	1,386	1,505	2,599	6,896	12,386
Depreciation and amortization	11,142	11,381	19,218	21,138	62,879
Total cost of services	86,882	99,628	118,293	123,373	428,176
General and administrative	36,840	38,928	53,147	56,642	185,557
Sales and marketing	29,957	32,017	34,958	33,895	130,827
Depreciation and amortization	11,122	11,728	26,790	29,132	78,772
Operating income	41,127	51,635	54,568	47,798	195,128
Financing interest expense	(21,558)	(30,418)	(35,064)	(26,378)	(113,418)
Net foreign currency gain (loss)	16,124	(4,823)	5,932	(24,898)	(7,665)
Net unrealized gains on interest rate swap agreements	—	—	—	12,908	12,908
Net realized and unrealized gains on fuel price derivatives	711	—	—	—	711
Non-cash adjustments related to tax receivable agreement	—	—	(168)	(395)	(563)
Income before income taxes	36,404	16,394	25,268	9,035	87,101
Income taxes	13,183	4,482	6,065	5,895	29,625
Net income	23,221	11,912	19,203	3,140	57,476
Less: Net gain (loss) from non-controlling interest	135	(655)	(493)	(2,148)	(3,161)
Net income attributable to shareholders	$23,086	$12,567	$19,696	$5,288	$60,637
Changes to Segment Information
Operating segments are defined as components of an enterprise about which separate financial information is available and is evaluated regularly by the Company's Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources and assess performance. The Company’s CODM is its Chief Executive Officer. The operating segments are aggregated into the reportable segments described below:

•
Fleet Solutions provides customers with payment and transaction processing services specifically designed for the needs of commercial and governmental fleets. This segment also provides information management services to fleet customers.

•
Travel and Corporate Solutions focuses on the complex payment environment of business-to-business payments, providing customers with payment processing solutions for their corporate payment and transaction monitoring needs.

•
Health and Employee Benefit Solutions is comprised of our healthcare payment products and SaaS platforms with which we provide simplified payment capabilities in a complex healthcare market as well as employee benefit products in Brazil.

In evaluating the financial performance of each segment, the CODM reviews segment adjusted operating income.

Effective January 1, 2018, the Company revised how it allocates certain costs in its measure of segment adjusted operating income. The primary change is how the Company allocates information technology and corporate related costs to its segments. Certain information technology and corporate related costs that support multiple segments, which were previously included in Fleet Solutions, are now being allocated to the segment that they support. Certain residual unallocated corporate costs represent the portion of expenses relating to general corporate functions including acquisition expenses, certain finance, legal, information technology, human resources, administrative and executive expenses and other expenses. These expenses are recorded in unallocated corporate expenses, as these items are centrally and directly controlled and are not included in internal measures of segment operating performance.
Additionally, segment adjusted operating income excludes: (i) acquisition and divestiture related items (including acquisition-related intangible amortization); (ii) stock-based compensation; (iii) restructuring and other costs; (iv) gains on divestitures; (v) debt restructuring costs; (vi) reserves for regulatory penalties; and (vii) impairment charges and asset write-offs. For the year ended December 31, 2016, segment adjusted operating income further excluded a vendor settlement.
The following tables present the Company’s reportable segment results on an adjusted operating income basis for each of the quarters in the years ended December 31, 2017 and 2016 and reconciles the segment adjusted operating income to income before income taxes.

	(Unaudited)
	Three Months Ended,				Year Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Segment adjusted operating income
Fleet Solutions	$83,983	$91,037	$92,696	$104,132	$371,848
Travel and Corporate Solutions	19,186	21,516	28,992	26,966	96,660
Health and Employee Benefit Solutions	18,199	12,191	11,509	8,819	50,718
Total segment adjusted operating income	$121,368	$124,744	$133,197	$139,917	$519,226

Reconciliation:
Total segment adjusted operating income	$121,368	$124,744	$133,197	$139,917	$519,226
Less:
Unallocated corporate expenses	12,298	12,823	12,935	15,698	53,754
Acquisition-related intangible amortization	37,979	38,114	38,510	39,207	153,810
Other acquisition and divestiture related items	2,135	239	1,006	1,620	5,000
Stock-based compensation	6,457	7,414	8,483	8,133	30,487
Restructuring and other costs	1,747	2,398	6,024	960	11,129
Impairment charges and asset write-offs	—	16,175	—	27,996	44,171
Debt restructuring	—	—	2,516	47	2,563
Gain on divestiture	—	—	—	(20,958)	(20,958)
Operating income	60,752	47,581	63,723	67,214	239,270
Financing interest expense	(27,148)	(28,547)	(25,754)	(25,618)	(107,067)
Net foreign currency gain (loss)	8,442	10,525	14,611	(3,659)	29,919
Net unrealized gains (losses) on interest rate swap agreements	1,565	(2,264)	(150)	2,163	1,314
Non-cash adjustments related to tax receivable agreement	—	—	—	15,259	15,259
Income before income taxes	$43,611	$27,295	$52,430	$55,359	$178,695

	(Unaudited)
	Three Months Ended,				Year Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Segment adjusted operating income
Fleet Solutions	$48,065	$61,594	$86,778	$89,020	$285,457
Travel and Corporate Solutions	15,320	16,535	25,488	23,356	80,699
Health and Employee Benefit Solutions	11,885	10,507	10,053	10,673	43,118
Total segment adjusted operating income	$75,270	$88,636	$122,319	$123,049	$409,274

Reconciliation:
Total segment adjusted operating income	$75,270	$88,636	$122,319	$123,049	$409,274
Less:
Unallocated corporate expenses	10,900	11,402	11,830	12,069	46,201
Acquisition-related intangible amortization	12,646	12,565	33,855	38,763	97,829
Other acquisition and divestiture related items	4,765	2,179	13,100	835	20,879
Stock-based compensation	4,243	4,870	5,199	5,430	19,742
Restructuring and other costs	1,589	5,985	3,767	2,654	13,995
Vendor settlement	—	—	—	15,500	15,500
Operating income	41,127	51,635	54,568	47,798	195,128
Financing interest expense	(21,558)	(30,418)	(35,064)	(26,378)	(113,418)
Net foreign currency gain (loss)	16,124	(4,823)	5,932	(24,898)	(7,665)
Net unrealized gains on interest rate swap agreements	—	—	—	12,908	12,908
Net realized and unrealized gains on fuel price derivatives	711	—	—	—	711
Non-cash adjustments related to tax receivable agreement	—	—	(168)	(395)	(563)
Income before income taxes	$36,404	$16,394	$25,268	$9,035	$87,101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 9, 2018
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer